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                                    AMENDMENT NO. 1 TO
                                        APPENDIX A

                                            TO

                                SECOND AMENDED AND RESTATED
                       FINANCIAL INTERMEDIARY DISTRIBUTION AGREEMENT


         THIS AMENDMENT to the Appendix A to the Second Amended and Restated
Financial Intermediary Distribution Agreement dated August 21, 2003 (the
"Agreement") between DELAWARE DISTRIBUTORS, L.P., a Delaware Limited Partnership
and LINCOLN FINANCIAL DISTRIBUTORS, INC. ("LFD"), amended as of the 29th day of
November, 2004 to add Delaware Inflation Protected Bond Fund, lists the Funds for which LFD provides distribution services pursuant to this Agreement.
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
Delaware Group Adviser Funds                                          Delaware Group Government Fund
     Delaware Diversified Income Fund                                      Delaware American Government Bond Fund
     Delaware U.S. Growth Fund                                             Delaware Inflation Protected Bond Fund

Delaware Group Cash Reserve                                           Delaware Group Income Funds
     Delaware Cash Reserve Fund                                            Delaware Corporate Bond Fund
                                                                           Delaware Delchester Fund
Delaware Group Equity Funds I                                              Delaware Extended Duration Bond Fund
     Delaware Balanced Fund                                                Delaware High-Yield Opportunities Fund

Delaware Group Equity Funds II                                        Delaware Group Limited-Term Government Funds
     Delaware Large Cap Value Fund (formerly                               Delaware Limited-Term Government Fund
     Delaware Decatur Equity Income Fund)
     Delaware Diversified Value Fund                                  Delaware Group State Tax-Free Income Trust II
     Delaware Social Awareness Fund                                        Delaware Tax-Free Pennsylvania Fund

Delaware Group Equity Funds III                                       Delaware Group Tax-Free Fund
     Delaware American Services Fund                                       Delaware Tax-Free Insured Fund
     Delaware Small Cap Growth Fund                                        Delaware Tax-Free USA Fund
     Delaware Trend Fund                                                   Delaware Tax-Free USA Intermediate

Delaware Group Equity Funds IV                                        Delaware Group Tax-Free Money Fund
     Delaware Diversified Growth Fund                                      Delaware Tax-Free Money Fund
     Delaware Growth Opportunities Fund
                                                                      Delaware Pooled Trust
Delaware Group Equity Funds V                                              The International Equity Portfolio
     Delaware Dividend Income Fund                                         The Real Estate Investment Trust Portfolio II
     Delaware Small Cap Core Fund
     Delaware Small Cap Value Fund


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                                                                      Delaware VIP Trust
Delaware Group Foundation Funds                                            Delaware VIP Balanced Series
     Delaware Balanced Allocation Portfolio                                Delaware VIP Capital Reserves Series
     Delaware Growth Allocation Portfolio                                  Delaware VIP Cash Reserve Series
     Delaware Income Allocation Portfolio                                  Delaware VIP Diversified Income Series
     Delaware S&P 500 Index Fund                                           Delaware VIP Emerging Markets Series
                                                                           Delaware VIP Global Bond Series
Delaware Group Global & International Funds                                Delaware VIP Growth Opportunities Series
     Delaware Emerging Markets Fund                                        Delaware VIP High Yield Series
     Delaware International Value Equity Fund                              Delaware VIP International Value Equity Series
     Delaware International Small Cap Value Fund                           Delaware VIP Large Cap Value Series
                                                                           Delaware VIP REIT Series
Voyageur Investment Trust                                                  Delaware VIP Select Growth Series
     Delaware Tax-Free California Insured Fund                             Delaware VIP Small Cap Value Series
     Delaware Tax-Free Florida Fund                                        Delaware VIP Trend Series
     Delaware Tax-Free Florida Insured Fund                                Delaware VIP U.S. Growth Series
     Delaware Tax-Free Missouri Insured Fund
     Delaware Tax-Free Oregon Insured Fund                            Voyageur Insured Funds
                                                                           Delaware Tax-Free Minnesota Insured Fund
Voyageur Mutual Funds                                                      Delaware Tax-Free Arizona Insured Fund
     Delaware Minnesota High-Yield Municipal Bond Fund
     Delaware National High-Yield Municipal Bond Fund                 Voyageur Intermediate Tax-Free Funds
     Delaware Tax-Free Arizona Fund                                        Delaware Tax-Free Minnesota Intermediate Fund
     Delaware Tax-Free California Fund
     Delaware Tax-Free Idaho Fund                                     Voyageur Mutual Funds II
     Delaware Tax-Free New York Fund                                       Delaware Tax-Free Colorado Fund

                                                                      Voyageur Mutual Funds III
                                                                           Delaware Select Growth Fund

                                                                      Voyageur Tax Free Funds
                                                                           Delaware Tax-Free Minnesota Fund


Agreed to and accepted:

DELAWARE DISTRIBUTORS, L.P.                                           LINCOLN FINANCIAL DISTRIBUTORS,
By:        DELAWARE DISTRIBUTORS, INC.,                               INC.
         General Partner

By:      Kevin J. Lucey                                               By:       Mike Smith
         --------------------------------------------                           --------------------------
Name:    Kevin J. Lucey                                               Name:     Mike Smith
Title:   President/Chief Executive Officer                           Title:     Chief Financial Officer


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